Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Income tax expense (benefit) was as follows:

	Year Ended December 31,
	2015	2014
	(Dollars in thousands)
Current expense (benefit):
Federal	$906	$542
State	248	54
	1,154	596
Deferred expense (benefit):
Federal	57	124
State	(82)	308
	(25)	432
Change in valuation allowance related to realization of net state deferred tax asset	(68)	(335)
Total	$1,061	$693

The net deferred tax assets at December 31, 2015 and 2014 were as follows:

	December 31,
	2015	2014
	(Dollars in thousands)
Deferred tax assets:
Deferred officer compensation	$995	$963
Bad debt expense	1,419	1,413
Indiana net operating loss carryforwards	326	271
Tax credit carryforwards	40	98
Write downs of other real estate owned	160	260
Capital loss carryforwards	128	135
Nonaccrual loan interest	86	217
Net unrealized losses on interest rate swaps	429	392
Other	147	91
	3,730	3,840
Deferred tax liabilities:
Mortgage servicing rights	(136)	(144)
FHLB stock dividends	(129)	(133)
Deferred loan fees	(124)	(114)
Prepaid expenses	(560)	(554)
Depreciation	(281)	(339)
Net unrealized gains on securities available-for-sale	(590)	(661)
Amortization of other intangible assets	(61)	(74)
Real estate investment trust dividends	(140)	(143)
	(2,021)	(2,162)
Valuation allowance	(682)	(614)
	$1,027	$1,064

The valuation allowance has been established against the portion of the Company’s net state tax deferred tax asset that management feels is not realizable as of December 31, 2015 and 2014. The Company has an Indiana net operating loss carryforward of approximately $3.3 million at December 31, 2015 which will expire in 2028, if not used. The Company also has Indiana enterprise zone credit carryforwards of approximately $40,000 at December 31, 2015 which will expire in 2016 through 2017, if not used.
Total income tax expense differed from the amounts computed by applying the U.S. Federal income tax rate of 34% to income before income taxes as a result of the following:

	Year Ended December 31,
	2015	2014
	(Dollars in thousands)
Expected income tax expense at:
Federal tax rate	$1,917	$1,735
State tax expense, net of federal benefit	65	17
Increase (decrease) resulting from:
Effect of tax exempt income (net)	(686)	(723)
Other tax exempt income	(346)	(316)
Other, net	111	(20)
Total income tax expense	$1,061	$693
Effective tax rate	18.8%	13.6%

Unrecognized Tax Benefits
The Company has no unrecognized tax positions at December 31, 2015 or 2014 not already addressed by the deferred tax asset valuation allowance. The Company does not expect a significant increase or decrease in unrecognized tax benefits over the next twelve months.
Federal income tax laws provided savings banks with additional bad debt deductions through 1995 which total $2.7 million for the Company. Accounting standards do not require a deferred tax liability to be recorded on this amount, which liability would otherwise total $904,000 at December 31, 2015 and 2014. If the Company were liquidated or otherwise ceases to be a bank or if tax laws change, the $904,000 would be recorded as expense.
The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With a few exceptions, the Company is no longer subject to U.S. federal, state, and local income tax examinations by tax authorities for years before 2012.